Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of December 21, 2007 (the “Effective Date”), among TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P., a Delaware limited partnership (the “Borrower”), TRUMP ENTERTAINMENT RESORTS, INC., a Delaware corporation and general partner of the Borrower (the “General Partner”), as a Guarantor (as defined in the Agreement), the Subsidiary Guarantors (as defined in the Agreement), the Lenders (as defined in the Agreement), BEAL BANK (as defined in the Agreement), as collateral agent (together with any successor collateral agent appointed pursuant to the Agreement, the “Collateral Agent”) for the Secured Parties (as defined in the Agreement) and BEAL BANK, as administrative agent (together with any successor administrative agent appointed pursuant to the Agreement, the “Administrative Agent”) for the Lender Parties (as defined in the Agreement).

R E C I T A L S:

A. Pursuant to that certain Credit Agreement dated as of December 21, 2007, by and among the Borrower, the General Partner, the Lenders and the Agents (as amended, the “Agreement”), the Lenders extended certain credit facilities to the Borrower.

B. The Borrower and the General Partner have requested that the Agreement be amended in certain respects, and the Lenders and the Agents are willing to comply with such request subject to the terms and provisions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Terms Defined. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Agreement (as amended by this Amendment).

ARTICLE II

AMENDMENT

Section 2.01 Amendment to Clause (ii) Section 2.7(a) of the Agreement. Effective as of the Effective Date, the last sentence of clause (ii) of Section 2.7(a) of the Agreement is hereby amended and restated to read as follows:

“All Eurodollar Rate Advances shall be subject to an Interest Period that ends on the same date, which ending date shall be, with respect to the initial Interest Period

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hereunder, March 31, 2008, and, with respect to each successive Interest Period thereafter, the last Business Day of each June, September, December and March thereafter, and each Eurodollar Rate Advance in existence shall have the same Interest Period, except that the Interest Period applicable to the Eurodollar Rate Advance for each initial Term B-2 Advance and applicable to any Eurodollar Rate Advance resulting from the Conversion of a Base Rate Advance may have a different commencement date.”

ARTICLE III

MISCELLANEOUS

Section 3.01 Representations and Warranties. Each of the undersigned Loan Parties hereby jointly and severally represents and warrants to the Agents and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Loan Party and will not violate such Loan Party’s organizational documents, (b) the term “Loan Documents” as defined in the Agreement and as used in the Agreement or any of the other Loan Documents includes, without limitation, this Amendment, (c) all representations and warranties set forth in the Agreement and in the other Loan Documents are true and correct in all material respects as if made again on and as of such date (except to the extent that such representations and warranties were expressly made only in reference to a specific date), (d) no Default has occurred and is continuing, and (e) the Agreement and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding and enforceable obligations of Borrower, Holdings and/or the other Loan Parties, as applicable.

Section 3.02 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY.

Section 3.03 Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Section 3.04 No Oral Agreements. THIS AMENDMENT, TOGETHER WITH THE AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG (A) ANY LOAN PARTY, (B) ANY AGENT AND/OR (C) ANY LENDER.

Section 3.05 Agreement remains in Effect; No Waiver. Except as expressly provided herein, all terms and provisions of Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by any Agent or any Lender of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by any Agent or any Lender in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the other Loan Documents or otherwise.

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Section 3.06 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Agent or any Lender or any closing shall affect the representations and warranties or the right of any Agent or any Lender to rely upon them.

Section 3.07 Reference to Agreement. Each of the Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Agreement or other Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 3.08 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 3.09 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Loan Parties, the Agents and the Lenders and their respective successors and assigns, except that no Loan Party may assign, transfer or delegate any of its rights or obligations hereunder without the prior written consent of the Agents and the Lenders.

Section 3.10 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the Loan Parties, the Agents and the Lenders has caused this Amendment to be executed and delivered by its duly authorized officer effective as of the date first above written.

BEAL BANK, S.S.B., as Administrative Agent, Collateral Agent and a Lender

By:	/s/ D. Andrew Beal
Name:	D. Andrew Beal
Title:	President

BEAL BANK NEVADA, as a Lender

By:	/s/ D. Andrew Beal
Name:	D. Andrew Beal
Title:	President

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TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P., as Borrower

By:	Trump Entertainment Resorts, Inc., its general partner

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Executive Vice President and Treasurer

TRUMP ENTERTAINMENT RESORTS, INC., as Guarantor

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Executive Vice President and Treasurer

TCI 2 HOLDINGS, LLC, as a Subsidiary Guarantor

By:	Trump Entertainment Resorts, Inc., its sole member

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Executive Vice President and Treasurer

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TRUMP MARINA ASSOCIATES, LLC;
TRUMP PLAZA ASSOCIATES, LLC;
TRUMP TAJ MAHAL ASSOCIATES, LLC;
TRUMP ENTERTAINMENT RESORTS DEVELOPMENT COMPANY, LLC;
each as a Subsidiary Guarantor

By:	Trump Entertainment Resorts Holdings, L.P., their sole member

By:	Trump Entertainment Resorts, Inc., its general partner

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Executive Vice President and Treasurer

TRUMP ENTERTAINMENT RESORTS FUNDING, INC., as a Subsidiary Guarantor

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Executive Vice President and Treasurer

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